[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.26B
AMENDMENT NO. 1 TO THE LICENSE AGREEMENT
THIS AMENDMENT NO. 1 TO THE LICENSE AGREEMENT, together with the exhibits attached hereto (the “Amendment”), is entered into and effective as of December 28, 2009 (the “Amendment Effective Date”), by and among Exela PharmSci, Inc., a Virginia corporation, having a place of business at 11710 Plaza America Drive, Suite 2000, Reston, Virginia 20190 (“Exela” or “Licensor”) and Codexis, Inc., a Delaware corporation, having a place of business at 200 Penobscot Drive, Redwood City, California 94063 (“Codexis” or “Licensee”) (each a “Party,” and collectively, the “Parties”). Except as expressly provided herein, capitalized terms used in this Amendment shall have the meaning set forth in the Agreement (defined below).
BACKGROUND
WHEREAS, Exela granted Codexis certain exclusive rights and licenses to Licensed Technology pursuant to that certain License Agreement dated September 18, 2007 (the “Agreement”).
WHEREAS, Exela desires to obtain from Codexis, and Codexis is willing to grant to Exela, certain exclusive rights and licenses under Codexis Licensed Technology (as defined below).
WHEREAS, in connection with such license grant, the Parties desire to amend certain sections of the Agreement to reflect such license grant and the development and commercialization, by Exela, of a product covered by such Codexis Licensed Technology.
AGREEMENT
NOW THEREFORE, the Parties agree as follows:
I.    For the purposes of Article 6 (Payments, Reports and Records) and Sections 2.6 (First Commercial Sale), 2.7 (Fully Burdened Manufacturing Cost) (including, for clarity, Exhibit A), 2.15 (Milestone Payments), 2.16 (Net Sales), 2.17 (Profit), 2.20 (Sublicense Revenue), 8.7 (Defense of Infringement Claim), and 11.3 (Covenants of Licensor), (i) references to “LICENSEE” shall be replaced with “Exela” and Exela hereby assumes all such rights and obligations under the foregoing sections, (ii) references to “LICENSOR” shall be replaced with “Codexis” and Codexis hereby assumes all such rights and obligations under the foregoing sections, and (iii) references to “Licensed Technology” shall be replaced with “Codexis Licensed Technology”.
II.    Article 2 (Definitions) of the Agreement is hereby amended as follows:
A.    The definition of “Licensed Product” as set forth in Section 2.13 is hereby deleted in its entirety and replace with the following:
2.13    “Licensed Product” means any product that, the manufacture, use or sale of which (a) is covered by the Licensed Patent Rights; or (b) involves the use of Licensed Know-How or Codexis Licensed Know-How.

B.    The following definitions are added:
2.23     “Codexis Licensed Know-How” means technology, information, expertise, know-how and/or trade secrets owned or controlled by Codexis relating to the manufacture and/or use of Licensed Product including without limitation any Improvement owned or otherwise controlled by Codexis during the term of this Agreement.
2.24     “Codexis Licensed Technology” means all Licensed Technology and Codexis Licensed Know-How.
III.    Article 3 (Grant) of the Agreement is hereby amended as follows:
A.    Section 3.2 (Reservation of Rights) is hereby deleted in its entirety and replaced with the following:
3.2    Reservation of Rights. Notwithstanding anything to the contrary, Codexis retains the right to use the Codexis Licensed Technology for internal research purposes and for the benefit of Exela, including the purpose set forth in Section 5.2.2. For purposes of clarification, (i) any Improvement discovered by Codexis as a result of such research shall be included in the Codexis Licensed Technology and subject to the license grant set forth below in Section 3.4, and (ii) any Improvement discovered by Exela as a result of the use of the Licensed Technology by Exela for internal research purposes for the benefit of Codexis, shall be included in the Licensed Technology and subject to the license grant set forth in Section 3.1.
B.    The following Section 3.4 is added as follows:
3.4    License Grant Back. Effective on the Amendment Effective Date and subject to Sections 3.2 and 5.2.2, Codexis hereby grants to Exela an exclusive right and license, including the right to grant sublicense rights, under Codexis Licensed Technology to make, have made, use, offer to sell, sell, and import Licensed Products in the Territory.
IV.    Article 5 (Development) is hereby deleted in its entirety and replaced with the following:
5.1    Efforts of Exela. Exela shall use commercially reasonable efforts to (a) develop and commercialize Licensed Products in the United States, at Exela’s cost and expense, including without limitation causing an ANDA to be filed on Exela’s behalf with respect to a Licensed Product, or (b) sublicense the Codexis Licensed Technology to a Third Party, such Third Party to be reasonably acceptable to Codexis, to develop and commercialize Licensed Products in the United States. The Parties agree that time is of the essence. Exela covenants that such Licensed Products shall be manufactured in accordance with the formulation set forth in Exhibit C, unless Exela obtains Codexis’ prior written consent. In the event that Exela determines, in Exela’s sole discretion, to grant a sublicense under the Codexis Licensed Technology, (i) Exela shall provide Codexis an opportunity to review and comment upon the terms and conditions of such sublicenses, and (ii) such sublicenses shall require the sublicensee to file an ANDA with respect to a Licensed Product. For purposes of clarification, as between the Parties, Exela shall own all Regulatory Filings.

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5.2    Responsibilities of Codexis.
5.2.1    Codexis shall provide to Exela or its designee copies of any and all documentation, information and materials, including without limitation, tangible embodiments of Codexis Licensed Technology, that are within Codexis’ possession and which Codexis has the right to provide to Exela that are necessary or useful for the manufacture of Licensed Products.
5.2.2    Codexis will use commercially reasonable efforts to conduct an in vitro study for inclusion in Exela’s 505(b)(2) application; provided that in the event the Licensed Product available to Codexis as of the Amendment Effective Date is not reasonably acceptable for use in such in vitro study, either prior to or after the completion of such in vitro study, the Parties will discuss in good faith the best method of obtaining sufficient Licensed Product to enable completion of such in vitro study.
5.3    Assignment of Certain Third Party Agreements by Codexis.

5.3.1    Codexis hereby assigns to Exela all of Codexis’ rights, title and interest in and to, and obligations under, certain third-party agreements set forth in Exhibit D (as attached to this Amendment), and Exela hereby assumes all rights, title and interest in and to, and obligations under, such third-party agreements.

5.3.2     Codexis shall use commercially reasonable efforts to obtain the requisite consents to transfer the third-party agreements set forth in Exhibit E (as attached to this Amendment) and upon receipt of such consents, Codexis shall assign to Exela, and Exela shall assume, all rights, title and interest in and to, and obligations under, such third-party agreements.

5.4    Responsibilities of Exela. In the event that the practice of the license granted by Exela to Codexis under Section 3.1 or granted by Codexis to Exela under Section 3.4 is found by a court of competent jurisdiction to infringe any intellectual property rights of any Third Party, Exela shall use its best efforts, at Exela’s sole cost and expense, to develop a non-infringing formulation for Compound and will license such formulation to Codexis under terms contained herein.
V.    Article 6 (Payments, Reports and Records) is hereby amended as follows:
A.    Sections 6.1.1 (Milestone Payments) and 6.1.2 (Profit Share) are hereby deleted in their entirety and replaced with the following:
6.1.1    Milestone Payments. Exela shall pay to Codexis an amount equal to (a) [***] percent ([***]%) of the first [***] Dollars ($[***]) in Milestone Payments received and fully earned by Exela, and (b) [***] percent ([***]%) of Milestone Payments received and fully earned by Exela in excess of [***] Dollars ($[***]).
6.1.2    Profit Share. Exela shall pay to Codexis an amount equal to [***] percent ([***]%) of Profits of Licensed Products in the Territory that are received and fully earned by Exela.

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B.    Section 6.2 is hereby deleted in its entirety.
VI.    Article 8 (Intellectual Property) is hereby amended as follows:
A.    Section 8.1 (Ownership) is hereby deleted in its entirety and replaced with the following:
8.1     Ownership. Codexis acknowledges that Exela owns or otherwise controls all right, title, and interest in, to, and under the Licensed Technology. Exela acknowledges that Codexis owns or otherwise controls all right, title and interest in, to and under the Codexis Know-How. Ownership of patents and patent applications covering Improvements shall be determined in accordance with the rules of inventorship under U.S. patent law.
B.    The following sentence in Section 8.2:
“LICENSOR and LICENSEE shall share equally all prosecution and maintenance expenses; provided, however, that in the event that LICENSEE funds the development of the Exhibit Batches for any Licensed Product, LICENSEE shall pay [***] percent ([***]%) of such costs incurred after the date of ANDA filing for such Licensed Product and LICENSOR shall pay [***] percent ([***]%) of such costs”
is hereby deleted in its entirety and replaced by the following:
“Codexis shall pay [***] percent ([***]%) of all prosecution, filing and maintenance costs and Exela shall pay [***] percent ([***]%) of such costs.”
VII.    Article 9 (Term and Termination) is hereby amended as follows:
A.    Sections 9.2 (Termination Upon Material Breach), 9.3 (Termination by Licensee) and 9.5 (Consequences of Expiration or Termination) are hereby deleted in their entirety and replaced with the following:
9.2     Termination Upon Material Breach.
9.2.1    Upon any breach of, or default by Exela under Sections 5.1, 5.4 or 6.1 of this Agreement (each, a “Material Breach”), Codexis may, in addition to any other rights and remedies it may have at law or in equity, terminate the rights and licenses granted hereunder to Exela by [***] ([***]) days written notice to Exela. Said notice shall become effective at the end of such period unless during said period Exela cures such Material Breach (if curable).
9.2.2    Upon any other breach or default by Exela not covered under Section 9.2.1 (each, a “Non-Material Breach”), Codexis shall notify Exela and Exela shall use commercially reasonable efforts to promptly remedy such Non-Material Breach. For the sake of clarity, Codexis may not terminate the rights and licenses granted hereunder to Exela but reserves any other rights and remedies it may have at law or in equity, provided that Exela demonstrates to Codexis that it has undertaken precautions to prevent any further such Non-Material Breaches.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.3    Termination by Exela. Exela shall have the right to terminate the rights and licenses granted to each Party pursuant to this Amendment at any time upon [***] ([***]) days written notice to Codexis in the event that (a) the commercialization of any Licensed Product by Exela creates a conflict with any of Exela’s partners, or (b) Exela makes a good faith determination that any Licensed Product is not suitable for commercial use, where "not suitable for commercial use" means, for example, that such Licensed Product is not safe, not effective, unstable, impure, fails to scale up, fails analytical validation or fails to have suitable shelf life; provided that such unsuitability is not caused by the API supplied by Exela.

9.5     Consequences of Expiration or Termination. Upon expiration of this Agreement in accordance with Section 9.1, but not early termination, the rights and licenses granted by Codexis to Exela pursuant to Article 3 shall become fully paid-up, royalty-free and irrevocable. In the event of termination of this Agreement, each Party shall promptly return, or at the other Party’s request destroy, any Confidential Information of the other Party in such Party’s possession or control at the time of termination. In the case of termination (a) by Codexis pursuant to Section 9.2, or (b) by Exela pursuant to Section 9.3, the rights and licenses granted hereunder to Exela shall terminate, and for the avoidance of doubt, the rights and licenses granted under the Agreement to Codexis shall remain in full force and effect. In the case of termination by Codexis pursuant to Section 9.2, Exela shall supply Codexis with API for any Licensed Product at a transfer price equal to the [***] for such API plus [***] percent ([***]%); provided that a court of competent jurisdiction has not held that the Licensed Technology infringes the intellectual property rights of any Third Party; provided further that such supply does not conflict with any contractual obligations of Exela. In the event of any termination of this Agreement, (i) any sublicense granted by Exela prior to the effective date of such termination shall survive such termination, and (ii) all sublicense royalties or other sublicense-related consideration that the sublicense would have owed to Exela under such sublicense shall be paid by such sublicensee to Codexis.
B.    Section 9.4 (Termination by Licensor) is hereby deleted in its entirety.
VIII.    Except to the extent amended by this Amendment, all of the definitions, terms, provision and conditions of the Agreement shall remain in full force and effect. The Agreement and this Amendment shall be read and construed together as a single agreement.
IX.    This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the Parties have cause this Amendment to be executed by their respective duly authorized officers as of the Amendment Effective Date, each copy of which will for all purposes be deemed to an original.

EXELA PHARMSCI, INC.

By: [***]
Name: [***]
Title: [***]

CODEXIS, INC.

By: [***]
Name: [***]
Title: [***]

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Exhibit C
Formulation Specification

Composition comparison

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Exhibit D
Services Agreement between [***] and Codexis, Inc., dated August 1, 2006.
Commercial Supply Agreement between [***] and Codexis, Inc., dated March 19, 2007.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit E

Master Services Agreement between [***] and Codexis, Inc., dated October 8, 2007.
Quality Agreement between [***] and Codexis, Inc., dated August 5, 2009.
Master Services Agreement between [***] and Codexis, Inc., dated October 16, 2007.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.